EXHIBIT 32

               CERTIFICATION PURSUANT TO 18 U.S.C.SECTION 1350,
                     AS ADOPTED PURSUANT TO SECTION 906
                     OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Raven Moon Entertainment, Inc. (the "Registrant") on Form 10-QSB for the period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joey DiFrancesco, President, Chief Executive Officer and principal financial officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Dated: November 13, 2007	/s/ Joseph DiFrancesco
				-----------------------
				Joey DiFrancesco, President,
				Chief Executive Officer and
				Principal Financial Officer